                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:

PETROLEUM & RESOURCES CORPORATION

Seven St. Paul Street

Baltimore, Maryland 21202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 13, 2004

Notice is hereby given that the Annual Meeting of Stockholders of PETROLEUM & RESOURCES CORPORATION, a Maryland corporation (the “Corporation”), will be held at The Center Club, 100 Light Street, Baltimore, Maryland 21202, on Tuesday, March 30, 2004, at 11:00 a.m., for the following purposes:

(1) to elect directors as identified in the Proxy Statement for the ensuing year;

(2) to consider and vote upon the ratification of the selection of PricewaterhouseCoopers LLP as the firm of independent auditors to audit the books and accounts of the Corporation for or during the year ending December 31, 2004; and

(3) to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 13, 2004, as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting.

By order of the Board of Directors,

LAWRENCE L. HOOPER, JR.

Vice President, General Counsel

and Secretary

Baltimore, MD

Note: Stockholders who do not expect to attend the meeting are requested to fill in, sign, date and return the accompanying proxy in the enclosed envelope without delay. Telephone and Internet voting are also offered.

PETROLEUM & RESOURCES CORPORATION

Seven St. Paul Street

Baltimore, Maryland 21202

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Petroleum & Resources Corporation, a Maryland corporation (the “Corporation”), for the Annual Meeting of Stockholders to be held on Tuesday, March 30, 2004, and is first being sent to stockholders on or about February 20, 2004.

Only stockholders of record at the close of business on February 13, 2004, may vote at the Annual Meeting to be held on March 30, 2004. On the record date, the Corporation had outstanding 21,736,777 shares of Common Stock (“Common Stock”).

The holders of the Common Stock shall be entitled to one vote per share. The Corporation has no other class of security outstanding. For Proposal (1), referred to below, directors shall be elected by a plurality of the votes cast at the meeting, and Proposal (2), referred to below, requires the affirmative vote of a majority of the votes cast at the meeting. Unless otherwise required by the Corporation’s Articles of Incorporation or By-laws, or by applicable Maryland law, any other matter properly presented for a vote at the meeting will require the affirmative vote of a majority of the votes cast at the meeting. Proxies received by the Corporation that are marked “without authority” or abstain, or that constitute a broker non-vote, are counted as present for purposes of determining a quorum at the meeting. Broker non-votes are shares held in the name of a broker or nominee for which the broker or nominee indicates that instructions have not been received from the beneficial owner or person entitled to vote and the broker or nominee does not have discretionary voting power. Proxies marked “withhold authority”, abstentions and broker non-votes do not count as votes cast with respect to any proposal, and therefore, such proxies would have no effect on the outcome of Proposals (1) or (2), below.

The Annual Meeting is being held on March 30, 2004, for the following purposes: (1) election of directors of the Corporation; (2) ratification of the selection of PricewaterhouseCoopers LLP as the firm of independent auditors to audit the books and accounts of the Corporation for or during the year ending December 31, 2004; and (3) transaction of such other business as may properly come before the meeting or any adjournment thereof. At the date of this proxy statement, the only business that the management intends to present, or knows that others may present at the meeting, are Proposals (1) and (2). Should any other matter come before the meeting, however, action may be taken thereon pursuant to proxies in the form enclosed.

Except for Proposals (1) and (2) referred to above, the proxies confer discretionary authority on the persons named therein or their substitutes with respect to any business that may properly come before the meeting. Stockholders retain the right to revoke executed proxies at any time before they are voted by written notice to the Corporation, by executing a later dated proxy, or by appearing and voting at the meeting. Properly executed proxies will be voted as directed, but, if no direction is specified, the shares covered by a given proxy will be voted in favor of Proposals (1) and (2). Under Mary -

land Law, there are no appraisal or other dissenter rights with respect to any matter to be voted on at the Annual Meeting that is described herein.

The Corporation will pay all costs of soliciting proxies in the accompanying form. See “Other Matters and Annual Report” below. Solicitation will be made by mail, and officers, regular employees, and agents of the Corporation may also solicit proxies by telephone or personal interview. The Corporation expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them, and will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

(1) ELECTION OF DIRECTORS

Unless contrary instructions are given by the stockholder signing a proxy, it is intended that each proxy in the accompanying form will be voted at the Annual Meeting for the election of the following nominees to the Board of Directors for the ensuing year, all of whom have consented to serve if elected:

Enrique R. Arzac	W. D. MacCallan	John J. Roberts
Phyllis O. Bonanno	Kathleen T. McGahran	Susan C. Schwab
Daniel E. Emerson	W. Perry Neff	Robert J. M. Wilson
Edward J. Kelly, III	Douglas G. Ober*
Thomas H. Lenagh	Landon Peters

If for any reason one or more of the nominees above named shall become unable or unwilling to serve when the election occurs, proxies in the accompanying form will, in the absence of contrary instructions, be voted for the election of the other nominees above named and may be voted for substitute nominees in the discretion of the persons named as proxies in the accompanying form. As an alternative to proxies being voted for substitute nominees, the size of the Board of Directors may be reduced so that there are no vacancies caused by a nominee above named becoming unable or unwilling to serve. The directors elected will serve until the next annual meeting or until their successors are elected, except as otherwise provided in the By-laws of the Corporation.

Information as to Nominees for Election as Directors (as of December 31, 2003)

Set forth below with respect to each nominee for director are his or her name and age, any positions held with the Corporation, other principal occupations during the past five years, other directorships and business affiliations, the year in which he or she first became a director, and the number of shares of Common Stock beneficially owned by him or her. Also set forth below is the number of shares of Common Stock beneficially owned by all directors and officers of the Corporation as a group. A separate table is provided showing the dollar value range of the shares beneficially owned by each director.

*	Mr. Ober is an “interested person”, as defined by the Investment Company Act of 1940, because he is an officer of the Corporation.

Name, Age, Positions with the Corporation, Other Principal Occupations and Other Affiliations	Has been a Director since	Shares of Common Stock Beneficially Owned (a)(b)(c)(d)
Independent Directors
Enrique R. Arzac, 62, Professor of Finance and Economics, formerly Vice Dean of Academic Affairs of the Graduate School of Business, Columbia University. Director of The Adams Express Company and Credit Suisse Asset Management Funds (8 funds) (investment companies).	1987	3,025

Phyllis O. Bonanno, 60, President & Chief Executive Officer of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel). Director of Borg-Warner Inc. (industrial) and The Adams Express Company. Also on Board of Advisors for APTE, Inc. (software).	2003	500

Daniel E. Emerson, 79, Retired Executive Vice President of NYNEX Corporation (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously, Executive Vice President and Director of New York Telephone Company. Presently, Chairman, The National YMCA Fund, Inc. Director of The Adams Express Company.	1987	10,316

Edward J. Kelly, III, 50, President and Chief Executive Officer of Mercantile Bankshares Corporation since March 2001. Formerly, Managing Director with J.P. Morgan Chase & Co. (investment bank and global financial institution) from February 1996 to January 2001. Director of AXIS Specialty Limited (insurance), The Adams Express Company, Hartford Financial Services Group, Constellation Energy Group, CIT Group (commercial finance) and CSX Corporation (transportation); and member of Board of Trustees of Johns Hopkins University.	2001	1,030

Thomas H. Lenagh, 85, Financial Advisor, Chairman of the Board, Photonics Product Group (crystals). Formerly, Chairman of the Board and Chief Executive Officer of Greiner Engineering Inc. (formerly Systems Planning Corp.) (consultants). Formerly, Treasurer and Chief Investment Officer of the Ford Foundation (charitable foundation). Director of Cornerstone Funds, Inc. (3 funds), Investors First Fund and The Adams Express Company (investment companies).	1987	2,219

W. D. MacCallan, 76, Retired Chairman of the Board and Chief Executive Officer of the Corporation. Director and former Chairman of the Board and Chief Executive Officer of The Adams Express Company. Formerly, consultant to the Corporation and The Adams Express Company.	1971	19,509

Kathleen T. McGahran, 53, Principal & Director of Pelham Associates, Inc. (executive education) and Adjunct Associate Professor, Columbia Executive Education, Graduate School of Business, Columbia University. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University. Director of The Adams Express Company.	2003	665

W. Perry Neff, 76, Private Financial Consultant. Retired Executive Vice President of Chemical Bank. Director of The Adams Express Company.	1971	474

Landon Peters, 73, Private Investor. Formerly, Investment Manager, Y.M.C.A. Retirement Fund and Executive Vice President and Treasurer and prior thereto Senior Vice President and Treasurer of The Bank of New York. Director of The Adams Express Company.	1987	5,758

Name, Age, Positions with the Corporation, Other Principal Occupations and Other Affiliations	Has been a Director since	Shares of Common Stock Beneficially Owned (a)(b)(c)(d)
John J. Roberts, 81, Senior Advisor to American International Group, Inc. (insurance) since September 1997, and formerly, Vice-Chairman, External Affairs, American International Group, Inc. from May 1989 to September 1997. Formerly, Chairman and Chief Executive Officer of American International Underwriters Corporation (insurance). Previously, President of American International Underwriters Corporation-U.S./Overseas Operations. Honorary Director of American International Group, Inc. and Director of The Adams Express Company.	1987	1,570

Susan C. Schwab, 48, Professor, formerly Dean, of the School of Public Affairs at the University of Maryland, College Park, since 1995. Formerly, Director of Corporate Business Development at Motorola, Inc. (electronics). Director of Calpine Corp. (energy) and The Adams Express Company.	2000	627

Robert J. M. Wilson, 83, Retired President of the Corporation. Director and retired President of The Adams Express Company.	1975	10,713

Interested Director

Douglas G. Ober, 57, Chairman of the Board and Chief Executive Officer of the Corporation since April 1, 1991. Director, Chairman of the Board and Chief Executive Officer of The Adams Express Company.	1989	51,179(e	)
Directors and executive officers of the Corporation as a group.		177,678

The address for each director is the Corporation’s office, Seven St. Paul Street, Suite 1140, Baltimore, MD 21202.

(a)	To the Corporation’s knowledge, other than shares referred to in footnote (c) below, each director had sole investment and voting power with respect to the shares shown opposite his or her name, except for 2,552 shares shown for Mr. Peters, which were beneficially owned by his wife, and as to which he had shared investment power but no voting power and disclaims beneficial ownership.
(b)	Of the amounts shown as beneficially owned by the directors and executive officers as a group, 24,770 shares were held by the Trustee under the Employee Thrift Plan of the Corporation and the Employee Thrift Plan of The Adams Express Company.
(c)	The amounts shown include shares subject to options under the Corporation's Stock Option Plan (see “Stock Option Plan” below) held by Mr. Ober (36,436 shares), and directors and executive officers as a group (96,941 shares). Mr. Ober and the other officers with shares subject to options all disclaim beneficial ownership of those shares.
(d)	Calculated on the basis of 21,736,777 shares of Common Stock outstanding on December 31, 2003, each director owned less than 1.0% of the Common Stock outstanding. The directors and executive officers as a group owned less than 1.0% of the Common Stock outstanding.
(e)	Of the amounts shown, 15,196 shares beneficially owned by Mr. Ober were held by the Trustee under the Employee Thrift Plan of the Corporation.

Independent Directors	Dollar Value of Shares Owned
Enrique R. Arzac	$50,001-$100,000
Phyllis O. Bonanno	$10,001-$50,000
Daniel E. Emerson	greater than $100,000
Edward J. Kelly, III	$10,001-$50,000
Thomas H. Lenagh	$50,001-$100,000
W. D. MacCallan	greater than $100,000
Kathleen T. McGahran	$10,001-$50,000
W. Perry Neff	$10,001-$50,000
Landon Peters	greater than $100,000
John J. Roberts	$10,001-$50,000
Susan C. Schwab	$10,001-$50,000
Robert J. M. Wilson	greater than $100,000

Interested Director
Douglas G. Ober	greater than $100,000

The nominees identified above are also nominees for election to the Board of Directors of The Adams Express Company (“Adams”), the Corporation’s largest stockholder (see “Principal Stockholder” on page 6).

Process for Stockholders to Communicate with Board

The Board of Directors has implemented a process for stockholders of the Corporation to send communications to the Board. Any stockholder desiring to communicate with the Board, or with specific individual directors, may so do by writing to the Secretary of the Corporation, at Petroleum & Resources Corporation, Seven St. Paul Street, Suite 1140, Baltimore, MD 21202. The Secretary has been instructed by the Board to promptly forward all such communications to the addressees indicated thereon.

Policy on Board of Directors’ Attendance of Annual Meetings

The Corporation’s policy with regard to attendance by the Board of Directors at Annual Meetings is that all directors are expected to attend, absent unusual and extenuating circumstances that prohibit a director from attending. The number of directors who attended the 2003 Annual Meeting was 8 (out of 11 directors).

Section 16(a) Beneficial Ownership Reporting Compliance

Each director and officer of the Corporation who is subject to Section 16 of the Securities Exchange Act of 1934 is required to report to the Securities and Exchange Commission by a specified date his or her beneficial ownership of or transactions in the Corporation’s securities. Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Corporation has no reason to believe that such director or officer has not filed all requisite reports with the Securities and Exchange Commission on a timely basis during 2003, with the exception that Mr. Neff sold shares of the Corporation in April 2003 and September 2003, which sales were reported on a Form 4 filed late by Mr. Neff.

Information as to Other Executive Officers

Set forth below are the names, ages and positions with the Corporation of all executive officers of the Corporation other than those who also serve as directors. Executive officers serve as such until the election of their successors.

Mr. Lawrence L. Hooper, Jr., 51, has served as Vice President since March 30, 1999, and as General Counsel and Secretary since April 1, 1997. Prior thereto, he was a partner in Tydings & Rosenberg L.L.P., a Baltimore, Maryland law firm.

Ms. Maureen A. Jones, 56, has served as Chief Financial Officer since March 26, 2002, as Vice President since January 1, 1998, and as Treasurer since January 1, 1993.

Mr. Joseph M. Truta, 59, has served as Executive Vice President since January 1, 1986.

Security Ownership of Management in the Corporation (a) Name	Shares of Common Stock Beneficially Owned (b)(c)(d)(e)
Lawrence L. Hooper, Jr.	14,165
Maureen A. Jones	16,369
Joseph M. Truta	39,559

(a)	As of December 31, 2003. Share ownership of directors and executive officers as a group is shown in the table beginning on page 3 and footnotes thereto.
(b)	To the Corporation’s knowledge, each officer had sole investment and voting power with respect to the shares shown opposite his or her name above other than shares referred to in footnote (d) below.
(c)	Of the amounts shown, the following shares beneficially owned by the respective officer were held by the Trustee under the Employee Thrift Plan of the Corporation and the Employee Thrift Plan of Adams: Mr. Hooper (1,498 shares), Ms. Jones (3,267 shares), and Mr. Truta (4,809 shares).
(d)	The amounts shown include shares subject to options under the Corporation's Stock Option Plan (see “Stock Option Plan” below), held by Mr. Hooper (12,653 shares), Ms. Jones (13,102 shares), and Mr. Truta (34,750 shares). These officers disclaim beneficial ownership of those shares.
(e)	Calculated on the basis of 21,736,777 shares of Common Stock outstanding on December 31, 2003, each of the officers listed above owned less than 1.0% of the Common Stock outstanding.

Principal Stockholder

At December 31, 2003, only one person or group of persons was known by the Corporation to own beneficially more than five percent of any class of the Corporation’s voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	The Adams Express Company Seven St. Paul Street Baltimore, Maryland 21202	1,985,996 direct	9.1%

Board Meetings

The Board of Directors held twelve meetings during 2003, at which overall attendance was approximately 90%. Each Director attended at least 75% of the total of all (i) meetings of the Board and (ii) meetings of committees of the Board on which he or she served in 2003, except for Mr. Kelly.

Audit Committee

Messrs. Arzac, Neff, Peters, and Roberts, and Ms. McGahran, each of whom is an independent director as such is defined by the Rules of the New York Stock Exchange, and none of whom is an “interested person” as such is defined in the Investment Company Act of 1940, constitute the membership of the Board’s standing Audit Committee, which met four times in 2003. The Board has determined that the Corporation has two audit committee financial experts, as that term is defined in federal regulations, serving on the Committee. These individuals are Mr. Arzac and Ms. McGahran. The Board has adopted a written charter under which the Audit Committee operates, which was most recently amended in January 2004. A copy of the Audit Committee Charter is attached as Exhibit A. A copy of the Audit Committee Charter is also available at the Corporation’s website: www.peteres.com. Mr. Arzac serves on the audit committees of 8 funds managed by Credit Suisse Asset Management, as well as that of Adams, which funds are listed on the New York Stock Exchange. The Board has determined that such simultaneous service would not impair his ability to effectively serve on the Corporation’s Audit Committee. Set forth below is the report of the Audit Committee:

Audit Committee Report

The purposes of the Committee are set forth in the Committee’s written charter. As provided in the charter, the role of the Committee is to assist the Board of Directors in its oversight on matters relating to accounting, financial reporting, internal control, auditing, and regulatory compliance activities, and other matters the Board deems appropriate. The Committee also selects the Corporation’s independent auditors in accordance with the provisions set out in the charter. Management, however, is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews.

In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report of the Corporation with the Corporation’s management and the independent auditors. In addition, the Committee has discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented. The Committee has also received from the independent auditors the written statement regarding independence as required by Independence Standards Board Standard No. 1, considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors’ independence, and discussed with the auditors the auditors’ independence.

In reliance on the reviews and discussions with management and the independent auditors referred to above, and subject to the limitations on the responsibilities and role of the Committee set forth in the charter and discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s 2003 Annual Report, for filing with the Securities and Exchange Commission.

Respectfully submitted on February 12, 2004, by the members of the Audit Committee of the Board of Directors:

Enrique R. Arzac, Chairman

Kathleen T. McGahran

W. Perry Neff

Landon Peters

John J. Roberts

Compensation Committee

Messrs. Emerson, MacCallan, Peters, Wilson, and Ms. Schwab constitute the membership of the Board’s standing Compensation Committee, which met three times during 2003. The Compensation Committee reviews and recommends changes in the salaries of directors, officers, and employees, and advises upon the compensation and stock option plans in which the executive officers, officers, and employees of the Corporation are eligible to participate.

Executive Committee

Messrs. Emerson, Kelly, Lenagh, Ober*, Roberts, Wilson, and Mses. Bonanno and Schwab constitute the membership of the Board’s standing Executive Committee, which met twice during 2003. The Committee has the authority of the Board of Directors between meetings of the Board except as limited by law, the Corporation’s By-laws, or Board resolution. The Executive Committee, minus Mr. Ober, also performs the duties of a nominating committee, as discussed below.

Nominating Committee

The Corporation does not have a separate standing nominating committee. Instead, certain members of the Executive Committee perform the functions of a nominating committee for the Board (hereinafter called the “Nominating Committee”). The Nominating Committee is comprised of the directors who serve on the Corporation’s Executive Committee, minus Mr. Ober, who is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. Thus, Messrs. Emerson, Kelly, Lenagh, Roberts, and Wilson, and Mses. Bonanno and Schwab, each of whom is not an “interested person” of the Corporation, constitute the Nominating Committee. The Executive Committee, minus Mr. Ober, acting as the Nominating Committee, met once during 2003. In February 2004, the Board adopted a written charter under which the Nominating Committee operates, a copy of which is available to stockholders at the Corporation’s website: www.peteres.com.

The Nominating Committee will consider unsolicited recommendations for director candidates from stockholders of the Corporation. Stockholders may recommend candidates for consideration by the Nominating Committee by writing to the Secretary of the Corporation at the office of the Corporation, Seven St. Paul Street, Suite 1140, Baltimore, MD 21202, giving the candidate’s name, biographical data and qualifications and stating whether the candidate would be an “interested person” of the

*  Mr. Ober is an “interested person.”

Corporation. A written statement from the candidate, consenting to be named as a candidate, and if nominated and elected, to serve as a director, should accompany any such recommendation.

The process that the Nominating Committee uses for identifying and evaluating nominees for director is as follows: When there is a vacancy on the Board, either through the retirement of a director or the Board’s determination that the size of the Board should be increased, nominations to fill that vacancy are traditionally made by current, independent directors on the Board. The name of any individual recommended by an independent director is provided to Mr. Ober, who contacts the prospective director nominee and meets with him or her. The members of the Nominating Committee then meet with the prospective director nominee. If a majority of the Nominating Committee members are satisfied that the prospective director nominee is qualified and will make a positive addition to the Board, as many as possible of the other independent directors meet with him or her. The Nominating Committee then nominates the candidate at a meeting of the Board and a vote is taken by the full Board on whether to elect the nominee to the Board and to include the nominee in the Corporation’s proxy for election at the next Annual Meeting of stockholders. The Corporation anticipates that a similar process will be used for any qualified director candidate properly recommended by a stockholder. In 2003, two new directors were identified, evaluated, nominated and elected in this fashion. Both Ms. Bonanno and Ms. McGahran were recommended to the Nominating Committee by independent directors. The Corporation did not use a third party to recommend director candidates in 2003.

Retirement Benefits Committee

Messrs. Arzac, Kelly, Lenagh, MacCallan, and Neff are the director members of the standing Retirement Benefits Committee of the Corporation, which administers the Employees’ Retirement Plan, Supplemental Retirement Plan and the Employee Thrift Plan of the Corporation. This Committee met once during 2003.

Board of Directors Compensation

During 2003, each director who is not an interested person received an annual retainer fee of $10,000 and a fee of $500 for each Board meeting attended. All members of each Committee, except executive officers and/or interested persons, receive an additional annual retainer fee of $1,500 for each committee membership and a fee of $500 for each meeting attended; the Chairman of each committee except for the Executive Committee receives an additional fee of $500 for each Committee meeting attended. The total amount of fees paid to the independent directors in 2003 was $215,344.

Transactions with Principal Stockholder

The Corporation shares certain expenses for research, accounting services and other office services (including proportionate salaries and other employee benefits), rent and related expenses, and miscellaneous expenses such as office supplies, postage, subscriptions and travel, with Adams, of which all the above-named nominees are also directors. These expenses were paid by Adams and, on the date the payment was made, the Corporation simultaneously paid to Adams its allocated share, based on either the proportion of the size of the investment portfolios of the two companies, or, where possible, on an actual usage basis. In 2003, the Corporation’s share of such expenses was $480,433.

Audit Fees

The aggregate fees billed for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Corporation’s annual and semi-annual financial statements for 2003 and 2002 were $46,162, and $38,726, respectively.

Audit-Related Fees

There were no audit-related fees in 2003 and 2002.

Tax Fees

The aggregate fees billed to the Corporation for professional services rendered by PricewaterhouseCoopers LLP for the review of the Corporation’s excise tax calculations and preparations of federal, state and excise tax returns for 2003 and 2002 were $7,038, and $6,824, respectively.

All Other Fees

The aggregate fees billed for services to the Corporation by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2003 was $0, and in 2002 was $2,250, which related to tax research for option purchasing.

The Board’s Audit Committee has considered the provision by PricewaterhouseCoopers LLP of the services covered in this All Other Fees section and found that they are compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Pre-Approval Policy

As of 2003, all services to be performed for the Corporation by PricewaterhouseCoopers LLP must be pre-approved by the Audit Committee. All services performed for 2003 were pre-approved by the Committee.

Remuneration of Directors and Others

The following table sets forth for each of the persons named below the aggregate current remuneration received from the Corporation during the fiscal year ended December 31, 2003, for services in all capacities:

Name of Person	Position	Aggregate Remuneration (1)(2)(3)(4)	Pension or Retirement Benefits Accrued During the Last Fiscal Year (5)	Estimated Annual Benefits upon Retirement
Douglas G. Ober	Chairman of the Board and Chief Executive Officer (A)	$196,230	—	$119,982
Joseph M. Truta	Executive Vice President	124,930	—	77,802
Lawrence L. Hooper, Jr.	Vice President, General Counsel & Secretary	69,626	—	22,356
Enrique R. Arzac	Director (B)(D)	23,000	N/A	N/A
Phyllis O. Bonanno	Director (A)	2,667	N/A	N/A
Daniel E. Emerson	Director (A)(C)	22,500	N/A	N/A
Edward J. Kelly, III	Director (A)(D)	17,500	N/A	N/A
Thomas H. Lenagh	Director (A)(D)	21,000	N/A	N/A
W. D. MacCallan	Director (C)(D)	21,500	N/A	N/A
Kathleen T. McGahran	Director (B)	2,167	N/A	N/A
W. Perry Neff	Director (B)(D)	20,500	N/A	N/A
Landon Peters	Director (B)(C)	22,500	N/A	N/A
John J. Roberts	Director (A)(B)	19,500	N/A	N/A
Susan C. Schwab	Director (A)(C)	21,000	N/A	N/A
Robert J. M. Wilson	Director (A)(C)	21,500	N/A	N/A

(A)   Member of Executive Committee

(B)   Member of Audit Committee

(C)   Member of Compensation Committee

(D)   Member of Retirement Benefits Committee

(1)	Of the amounts shown, direct salaries paid by the Corporation to Messrs. Ober, Truta, and Hooper were $119,970, $79,670, and $48,050, respectively.
(2)	Of the Corporation’s direct salaries, $4,340 for Mr. Ober, $4,340 for Mr. Truta, and $2,883 for Mr. Hooper, were deferred compensation under the Corporation’s Employee Thrift Plan. Under the Employee Thrift Plan, the Corporation also makes contributions to match the contributions made by eligible employees (see “Employee Thrift Plan” below). Of the amounts shown, $7,440, $7,440, and $5,766 were plan contributions for Messrs. Ober, Truta, and Hooper, respectively. The non-employee Directors do not participate in the Employee Thrift Plan.
(3)	Of the amounts shown, $68,820, $37,820, and $15,810 were incentive compensation accrued for Messrs. Ober, Truta, and Hooper, respectively, in 2003 and deferred until 2004.
(4)	In addition, $116,336 for Mr. Ober was the net gain realized upon the exercise of stock appreciation rights during 2003 granted under the Corporation’s Stock Option Plan (see “Stock Option Plan” below). This sum is in addition to the aggregate remuneration amount shown in this summary table.
(5)	The Corporation has a noncontributory Employees’ Retirement Plan. No contributions were made by the Corporation to this plan in 2003.

Stock Option Plan

On December 12, 1985, the Corporation's Board of Directors adopted a Stock Option Plan (the “Plan”), which was approved by the stockholders at the March 26, 1986 Annual Meeting of Stockholders and was amended at the March 29, 1994 and March 25, 2003 Annual Meetings of Stockholders. The Plan provides for the grant to “key employees” (as defined in the Plan) of options to purchase shares of Common Stock of the Corporation, together with related stock appreciation rights. As of December 31, 2003, (i) the number of shares subject to outstanding options under the Plan was 129,447 and (ii) the number of shares available for future grants under the Plan was 279,614. All options granted or to be granted under the Plan are treated as non-qualified stock options under the Internal Revenue Code. The Plan is administered by the Compensation Committee of the Board of Directors, which consists of five members of the Board, none of whom is eligible to receive grants under the Plan. The grant of options is at the discretion of the Compensation Committee.

The Plan provides that, among other things, (a) the option price per share shall not be less than the fair market value of the Common Stock at the date of grant, except that the option price per share will be reduced after grant of the option to reflect capital gains distributions to the Corporation’s stockholders, provided that no such reduction shall be made that will reduce the option price below 25% of the original option price; (b) an option will not become exercisable until the optionee shall have remained in the employ of the Corporation for at least one year after the date of grant and may be exercised for 10 years unless an earlier expiration date is stated in the option; and (c) no option or stock appreciation right shall be granted after December 8, 2006.

The Plan permits the grant of stock appreciation rights in conjunction with the grant of an option, either at the time of the option grant or thereafter during its term and in respect of all or part of such option. Stock appreciation rights permit an optionee to request to receive (a) shares of Common Stock of the Corporation with a fair market value at the time of exercise equal to the amount by which the fair market value of all shares subject to the option in respect of which such stock appreciation right was granted exceeds the exercise price of such option, (b) in lieu of such shares, the fair market value thereof in cash, or (c) a combination of shares and cash. Stock appreciation rights are exercisable beginning no earlier than two years after the date of grant and extend over the period during which the related option is exercisable. To the extent a stock appreciation right is exercised in whole or in part, the option in respect of which such stock appreciation right was granted shall terminate and cease to be exercisable.

Shares of Common Stock acquired as the result of the exercise of an option or stock appreciation right may not be sold until the later of two years after the date of grant of the option or one year after the acquisition of such shares.

Employee Thrift Plan

Employees of the Corporation who have completed six months of service may elect to have 2% to 6% of their base salary deferred as a contribution to a thrift plan instead of being paid to them currently (see table set forth on page 11 regarding 2003 contributions for the officers and directors identified therein). The Corporation (subject to certain limitations) contributes for each employee out of net investment income an amount equal to 200% of each employee’s contribution or to the maximum permitted by law. Employees may also contribute an additional amount of base salary to the thrift plan, but these contributions are not matched by the Corporation. All employee contributions are credited to the employee’s individual account. Employees may elect that their salary deferral and other contributions be invested in Common Stock of the Corporation, or of Adams, or several mutual funds, or a combination thereof. Fifty percent of the Corporation’s matching contributions is invested in the Corporation’s Common Stock, and the remaining fifty percent is invested in the same manner that the employee has elected for his or her contributions. An employee’s interest in amounts derived from the Company’s contributions becomes non-forfeitable upon completion of 36 months of service or upon death or retirement. Payment of amounts not withdrawn or forfeited under the thrift plan may be made upon retirement or other termination of employment in a single distribution, in ten equal installments, or in an annuity.

Employees’ Retirement Plan

The employees of the Corporation with one or more years of service participate in a retirement plan pursuant to which contributions are made solely by the Corporation on behalf of, and benefits are provided for, employees meeting certain age and service requirements. The plan provides for the payment of benefits in the event of an employee’s retirement at age 62 or older. Upon such retirement, the amount of the retirement benefit is 2% of an employee’s highest thirty-six months average of an employee’s final sixty months annual salary, including incentive compensation, multiplied by years of service. Retirement benefits cannot exceed 60% of the highest thirty-six months’ average out of the employee’s final sixty months annual salary including incentive compensation. Benefits are payable in several alternative methods, each of which must be the actuarial equivalent of a pension payable for the life of the employee only. Retirement benefits (subject to any applicable reduction) are also payable in the event of an employee’s early or deferred retirement, disability, or death. Contributions are made to a trust to fund these benefits.

On March 10, 1988, the Board of Directors of the Corporation unanimously approved a supplemental retirement benefits plan (the “Supplemental Plan”) for employees of the Corporation. On June 11, 1998, the Supplemental Plan was amended and restated as of January 1, 1998. The purpose of the Supplemental Plan is to provide deferred compensation in excess of benefit limitations imposed by the Internal Revenue Code on tax-qualified defined benefit plans, including the retirement plan of the Corporation described above. In accordance with such limitations, the annual benefit payable under the Corporation’s retirement plan may not exceed the lesser of $165,000 for 2004 and the employee’s average total compensation paid during the three highest-paid consecutive calendar years of employment. The $165,000 limit will be adjusted by the Secretary of the Treasury to reflect cost-of-living increases.

The Supplemental Plan authorizes the Corporation to pay annual retirement benefits to beneficiaries in an amount equal to the difference between the maximum benefits payable under the retirement plan described above and the benefits that would otherwise be payable but for the Internal Revenue Code’s limitations on annual retirement benefits. All amounts payable under the Supplemental Plan will be paid from the general funds of the Corporation as benefits become due. The Corporation has established a funding vehicle using life insurance policies owned by the Corporation for the Supplemental Plan. Payment of benefits under the Supplemental Plan will be made concurrently with and in the same form as payment of benefits under the Corporation’s retirement plan. During 2003, the Corporation made payments of $38,873 under the Supplemental Plan.

Brokerage Commissions

During the past fiscal year, the Corporation paid brokerage commissions in the amount of $180,266 on the purchase and sale of portfolio securities traded on the New York Stock Exchange and the American Stock Exchange, substantially all of which were paid to brokers providing research and other investment services to the Corporation. The Corporation paid brokerage commissions of $19,575 on options written or purchased by the Corporation. The average per share commission rate paid by the Corporation was $0.0482. No commissions were paid to an affiliated broker.

Portfolio Turnover

The portfolio turnover rate (purchases or sales, whichever is lower, as a percentage of weighted average portfolio value) for the past three years has been as follows:

2003	2002	2001
10.20%	9.69%	6.74%

Expense Ratio

The ratio of expenses to the average net assets of the Corporation for the past three years has been as follows:

2003	2002	2001
0.74%	0.49%	0.35%

(2) RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Investment Company Act of 1940, as amended (the “Act”), requires, in effect, that the Corporation’s independent auditors be selected by the Audit Committee, whose selection thereof is ratified by a majority of those members of the Board of Directors who are not “interested persons” (as defined by the Act) of the Corporation; that such selection may be submitted for ratification or rejection at the annual meeting of stockholders; and that the employment of such independent auditors be conditioned on the right of the Corporation, by vote of the holders of a majority of its outstanding voting securities, to terminate such employment at any time without penalty. In accordance with such provisions, PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, independent auditors, which firm was the Corporation’s principal auditor during the year 2003, has been selected as independent auditors of the Corporation to audit the books and accounts of the Corporation for or during the year ending December 31, 2004, by the Audit Committee, which selection has been ratified by a majority of those members of the Board of Directors who were not “interested persons” of the Corporation, voting in person, and their selection is submitted to the stockholders for ratification by the affirmative vote of a majority of all votes cast at the meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting to make a statement if they desire to do so and to respond to appropriate questions. The Corporation has been informed that PricewaterhouseCoopers LLP does not have any direct financial or any material indirect financial interest in the Corporation.

The Board of Directors unanimously recommends ratification of the selection of PricewaterhouseCoopers LLP.

(3) OTHER MATTERS AND ANNUAL REPORT

As of the date of this proxy statement, management knows of no other business that will come before the meeting. Should other business be properly brought up, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

The Annual Report of the Corporation for the year ended December 31, 2003, including financial statements, is being mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the annual meeting to be held on March 30, 2004. A copy of the Corporation’s Annual Report will be furnished to stockholders, without charge, upon request. You may request a copy by telephoning Lawrence L. Hooper, Jr., Vice President, General Counsel and Secretary, at (800) 638-2479 or by sending Mr. Hooper an e-mail message at contact@peteres.com.

The Corporation has retained The Altman Group Inc. (”Altman”) to assist in the solicitation of proxies. The Corporation will pay Altman a fee for its services not to exceed $3,000 and will reimburse Altman for its expenses, which the Corporation estimates will not exceed $1,500.

Stockholder Proposals or Nominations for 2005 Annual Meeting

Stockholder proposals for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting must be received at the office of the Corporation, Seven St. Paul Street, Baltimore, MD 21202, no later than October 23, 2004.

In addition, for stockholder proposals or director nominations that a stockholder seeks to bring before the 2005 Annual Meeting but does not seek to have included in the Corporation’s proxy statement and form of proxy for that meeting, the following requirements apply. Pursuant to the Corporation’s By-laws, in order for stockholder proposals or nominations of persons for election to the Board of Directors to be properly brought before the 2005 Annual Meeting, any such stockholder proposal or nomination (including in the case of a nomination, the information required by the Corporation’s advance notice By-laws provisions) must be received at the office of the Corporation no earlier than December 29, 2004 and no later than January 28, 2005. The Corporation advance notice By-law requirements are separate from, and in addition to, the Securities and Exchange Commission’s requirements (including the timing requirements described in the preceding paragraph) that a stockholder must meet in order to have a stockholder proposal included in the proxy statement. Should the Corporation determine to allow a stockholder proposal that is received by the Corporation after January 28, 2005 to be presented at the 2005 Annual Meeting nevertheless, the persons named as proxies in the accompanying form will have discretionary voting authority with respect to such stockholder proposal.

Exhibit A

PETROLEUM & RESOURCES CORPORATION

AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors appointed by the Board of Directors. No member of the Audit Committee shall be an “interested person” of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall have any relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation, and each member shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, the Board of Directors must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and this determination will be disclosed in the annual meeting proxy statement.

II.	Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

1. in its oversight of the Corporation’s accounting and financial reporting principles and policies and internal audit controls and procedures;

2. in its oversight of the Corporation’s financial statements and the integrity and independent audit thereof;

3. in its oversight of the Corporation’s compliance with legal and regulatory requirements; and

4. in evaluating the qualifications and independence of the outside auditors.

The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Corporation’s quarterly financial statements prior to the filing of each quarterly report, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be actively engaged in the practice of auditing or accounting, or experts in the fields of accounting or auditing, notwithstanding that one or more of the members of the Audit Committee may be determined by the Board of Directors to be “audit committee financial experts” as such term is defined in applicable federal statutes and regulations, with all of the disclaimers concerning such determination that are contained in said federal statutes and regulations. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

The outside auditors for the Corporation are ultimately accountable to the Board of Directors and the Audit Committee. The outside auditors shall submit to the Corporation annually a formal written statement delineating all relationships between the outside auditors and the Corporation (“Statement as to Independence”), addressing at least the matters set forth in Independence Standards Board Standard No. 1.

III.	Meetings of the Audit Committee: The Audit Committee shall meet at least four times annually, or more frequently if circumstances dictate, to discuss with management the annual and semi-annual audited financial statements and quarterly financial statements and quarterly financial results. The Audit Committee should meet separately at least annually with management and with the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.	Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1. with respect to the outside auditor:

(i)	to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement), with the selection of the outside auditors by the Audit Committee to be ratified by a majority of the non-interested directors of the Board of Directors as required by law;

(ii)	to be directly responsible for the compensation, retention and oversight of the work of the outside auditors (including resolution of disagreements between management and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The outside auditors shall report directly to the Audit Committee;

(iii)	to preapprove all audit (including audit-related) services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by the outside auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. The Audit Committee may delegate to one or more of its members the authority to preapprove audit (including audit-related) and permitted non-audit services, provided that decisions of any such member to preapprove shall be presented to the full Audit Committee at its next scheduled meeting;

(iv)

to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Corporation’s outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors’ independence;

(v)	to receive and review reports from the outside auditors at least annually regarding (a) the outside auditors’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues;

(vi)	to ensure compliance with all audit partner rotation requirements required by law;

(vii)	to set clear hiring policies for employees or former employees of the outside auditors; and

(viii)	to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and the Audit Committee;

2. with respect to financial reporting principles and policies and internal audit controls and procedures:

(i)	to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to review with the outside auditors any difficulties the auditors may have encountered in the course of their audit or review works and management’s response;

(iii)	to consider any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in Statement on Auditing Standards No. 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

•	the outside auditor’s responsibility under generally accepted auditing standards;

•	significant accounting policies;

•	management judgments and accounting estimates;

•	adjustments arising from the audit;

•	the responsibility of the outside auditor for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management in performing the audit;

•	difficulties encountered with management in performing the audit;

•	the outside auditor’s judgments about the quality of the entity’s accounting principles; and

•	reviews of interim financial information conducted by the outside auditor;

(iv)	to meet with management and/or the outside auditors:

•	to discuss the scope of the annual and semi-annual audits and quarterly reviews;

•	to discuss the audited annual and semi-annual financial statements and the quarterly unaudited financial statements;

•	to discuss any significant matters arising from any audit or report or communication referred to in item 2(iii) above, whether raised by management or the outside auditors, relating to the Corporation’s financial statements;

•	to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders in the annual report to shareholders;

•	to review annually management’s program to monitor compliance with the Corporation’s code of ethics and policy on insider trading;

•	to discuss significant changes to the Corporation’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

•	to discuss significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

(v)	to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

(vi)	to discuss with the Corporation’s General Counsel any significant legal matters that may have a material effect on the financial statements, and the Corporation’s compliance policies, including material notices to or inquiries received from governmental agencies;

(vii)	to establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

(viii)

to review disclosures made to the Audit Committee by the Chief Executive Officer and Chief Financial Officer during their certification process for Forms N-CSR about (a) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting;

(ix)	to recommend to the Board of Directors whether the annual audited financial statements should be included in the Corporation’s annual report; and

(x)	to prepare the report required to be included in the Corporation’s annual proxy statement, in accordance with the rules and regulations of the SEC; and

3. with respect to reporting and recommendations:

(i)	to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement;

(ii)	to review annually its own performance;

(iii)	to review this Charter at least annually and recommend any changes to the full Board of Directors; and

(iv)	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the authority to engage independent legal, financial, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the outside auditors for the purpose of rendering or issuing an audit report, or performing other audit, review or attest services, compensation to any advisors employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

[LOGO]

ANNUAL MEETING OF STOCKHOLDERS OF

PETROLEUM & RESOURCES CORPORATION

March 30, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

■

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR: PROPOSALS (1) and (2).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:								FOR	AGAINST	ABSTAIN
		NOMINEES:				2.	THE SELECTION OF PricewaterhouseCoopers LLP as independent public auditors.	☐	☐	☐
☐	FOR ALL NOMINEES	O	Enrique R. Arzac			In their discretion, the Proxies are authorized to vote upon all other business that may properly come before the Meeting with all the powers the undersigned would possess if personally present.
		O	Phyllis O. Bonanno
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O	Daniel E. Emerson Edward J. Kelly, lll
		O	Thomas H. Lenagh
		O	W. D. MacCallan
☐	FOR ALL EXCEPT (See instructions below)	O O O	Kathleen T. McGahran W. Perry Neff Douglas G. Ober*	*Mr. Ober is an “interested person”, as defined by the Investment Company Act of 1940, because he is an officer of the Company.
		O	Landon Peters
		O	John J. Roberts
		O	Susan C. Schwab
		O	Robert J. M. Wilson

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

						Attend Annual Meeting mark here.		☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this
	method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

PETROLEUM & RESOURCES CORPORATION—PROXY FOR 2004 ANNUAL MEETING

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W. D. MacCALLAN, W. PERRY NEFF and ROBERT J. M. WILSON, the proxies, and each of them (with power to act without the others and with power of substitution) the proxy of the undersigned, for and in the name of the undersigned, to vote at the Annual Meeting of Stockholders of Petroleum & Resources Corporation to be held at The Center Club, 100 Light Street, Baltimore, Maryland 21202, on the 30th day of March 2004 at 11:00 a.m. and at any adjournment thereof, the shares of stock which the undersigned would be entitled to vote if personally present.

The undersigned hereby ratifying all action of said proxies, or any of them, or their or his substitutes or substitute by virtue hereof; and hereby revoking any authorization to vote such shares heretofore given by the undersigned to anyone. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated February 13, 2004, and the Proxy Statement furnished therewith.

If the undersigned fails to specify herein how such shares are to be voted on said proposals (1) and (2), they shall be voted “FOR” proposals (1) and (2).

(over)

PETROLEUM & RESOURCES CORPORATION

[LOGO]

ANNUAL MEETING OF STOCKHOLDERS OF

PETROLEUM & RESOURCES CORPORATION

March 30, 2004

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- OR -
TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
- OR -
INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

¯  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ¯

■

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR: PROPOSALS (1) and (2).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:								FOR	AGAINST	ABSTAIN
		NOMINEES:				2.	THE SELECTION OF PricewaterhouseCoopers LLP as independent public auditors.	☐	☐	☐
☐	FOR ALL NOMINEES	O	Enrique R. Arzac			In their discretion, the Proxies are authorized to vote upon all other business that may properly come before the Meeting with all the powers the undersigned would possess if personally present.
		O	Phyllis O. Bonanno
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O	Daniel E. Emerson Edward J. Kelly, lll
		O	Thomas H. Lenagh
		O	W. D. MacCallan
☐	FOR ALL EXCEPT (See instructions below)	O O O	Kathleen T. McGahran W. Perry Neff Douglas G. Ober*	*Mr. Ober is an “interested person”, as defined by the Investment Company Act of 1940, because he is an officer of the Company.
		O	Landon Peters
		O	John J. Roberts
		O	Susan C. Schwab
		O	Robert J. M. Wilson

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

						Attend Annual Meeting mark here.			☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
	this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■